EXPLORATION AND EVALUATION ASSETS	12 Months Ended
Aug. 31, 2018
Statement [Line Items]
EXPLORATION AND EVALUATION ASSETS [Text Block]

7.        EXPLORATION AND EVALUATION ASSETS

Since mid-2015, the Company’s only active exploration project has been the Waterberg Project located on the North Limb of the Western Bushveld Complex. No material expenditures have been made or are expected to be made in the upcoming year on other immaterial mineral properties. Total capitalized exploration and evaluation expenditures for all exploration properties held by the Company are as follows:

Balance, August 31, 2016	$22,346
Additions	5,701
Disposal of Project #3 [1]	(2,382)
Recoveries	(5,635)
Foreign exchange movement	2,870
Balance, August 31, 2017	$22,900
Additions	9,096
Foreign exchange movement	(2,590)
Balance, August 31, 2018	29,406

[1] Project #3 included in Asset Held for Sale

Waterberg

The Waterberg Project consists of adjacent, granted and applied-for prospecting rights with a combined area of approximately 111,882 ha, located on the Northern Limb of the Bushveld Complex, approximately 85 km north of the town of Mokopane (formerly Potgietersrus). The Waterberg Project is comprised of the former Waterberg JV Property and the Waterberg Extension Property.

On August 8, 2017, PTM RSA transferred legal title of all Waterberg Project prospecting rights into Waterberg JV Co. upon receiving Section 11 approval of the 2 nd Amendment (defined below). On September 21, 2017, Waterberg JV Co. issued shares to all existing Waterberg partners pro rata to their joint venture interests, resulting in the Company holding a 45.65% direct interest in Waterberg JV Co., JOGMEC holding a 28.35% interest and Mnombo, as the Company’s Black Economic Empowerment (“ BEE ”) partner, holding 26%.

The above transaction was considered a taxable item in South Africa, that was offset with other tax deductible losses and utilization of unrecognized taxable losses.

Implats Transaction

On November 6, 2017, the Company closed a transaction, originally announced on October 16, 2017, whereby Implats:

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Purchased an aggregate 15.0% equity interest in Waterberg JV Co (the “Initial Purchase”) for $30 million. The Company sold an 8.6% interest for $17.2 million and JOGMEC sold a 6.4% interest for $12.8 million. From its $17.2 million in proceeds, the Company has committed $5.0 million towards its pro rata share of remaining DFS costs. This $5.0 million is held as restricted cash on the balance sheet with $0.1 million remaining at August 31, 2018. Implats will also contribute an estimated $1.5 million for its 15.0% pro rata share of the Definitive Feasibility Study (“ DFS ”) costs. Following the Initial Purchase, the Company holds a direct 37.05% equity interest, JOGMEC a 21.95% equity interest and Black Economic Empowerment partner Mnombo will maintain a 26.0% equity interest. The Company holds a 49.9% interest in Mnombo, bringing its overall direct and indirect ownership in Waterberg JV Co. to 50.02%.

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Acquired an option (the “Purchase and Development Option”) whereby upon completion of the DFS, Implats will have a right, within 90 days of the DFS completion, to exercise an option to increase its interest to up to 50.01% in Waterberg JV Co. If Implats exercises the Purchase and Development Option, Implats would commit to purchase an additional 12.195% equity interest in Waterberg JV Co. from JOGMEC for $34.8 million and commit to an expenditure of $130.2 million in development work.

Following an election to go to a 50.01% project interest as described above, Implats will have another 90 days to confirm the salient terms of a development and mining financing for the Waterberg Project, including a signed financing term sheet, subject only to final credit approval and documentation. After exercising the Purchase and Development Option, Implats will control Waterberg JV Co.

Should Implats complete the increase of its interest in Waterberg JV Co. to 50.01% pursuant to the Purchase and Development Option, the Company would retain a 31.96% direct and indirect interest in Waterberg JV Co. and following completion of Implats’ earn-in spending all of the project partners would be required to participate pro-rata. The transaction agreements also provide for the transfer of equity and the issuance of additional equity to one or more broad based black empowerment partners, at fair value.

If Implats does not elect to complete the Purchase and Development Option and the Development and Mining Financing, Implats will retain a 15.0% project interest and the Company will retain a 50.02% direct and indirect interest in the project.

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Acquired a right of first refusal to enter into an offtake agreement, on commercial arms-length terms, for the smelting and refining of mineral products from the Waterberg Project. JOGMEC will retain a right to receive platinum, palladium, rhodium, gold, ruthenium, iridium, copper and nickel in refined mineral products at the volume produced from the Waterberg Project.

Acquisition and Development of the Property

In October 2009, PTM RSA, JOGMEC and Mnombo entered into a joint venture agreement with regard to the Waterberg Project (the “ JOGMEC Agreement ”). Under the terms of the JOGMEC Agreement, in April 2012, JOGMEC completed a $3.2 million work requirement to earn a 37% interest in the Waterberg JV property, leaving the Company with a 37% interest and Mnombo with a 26% interest. Following JOGMEC’s earn-in, the Company funded Mnombo’s 26% share of costs, totalling $1.12 million, until the earn-in phase of the joint venture ended in May 2012.

On November 7, 2011, the Company entered an agreement with Mnombo to acquire 49.9% of the issued and outstanding shares of Mnombo in exchange for cash payments totalling R1.2 million and the Company’s agreement to pay for Mnombo’s 26% share of costs on the Waterberg JV property until the completion of a feasibility study. Mnombo’s share of expenditures prior to this agreement were covered by the Company and are still owed to the Company ($3.4 million). The Company consolidates Mnombo. The portion of Mnombo not owned by the Company, calculated at $5.8 million at August 31, 2018 ($4.6 million – August 31, 2017), is accounted for as a non-controlling interest.

On May 26, 2015, the Company announced a second amendment (the “ 2 nd Amendment ”) to the existing JOGMEC Agreement. Under the terms of the 2 nd Amendment the Waterberg JV and Waterberg Extension properties are to be combined and contributed into the newly created operating company Waterberg JV Co. On August 4, 2017, the Company received Section 11 transfer approval from the South African Department of Mineral Resources (“ DMR ”) and title to all of the Waterberg prospecting rights held by the Company were transferred into Waterberg JV Co

Under the 2 nd Amendment, JOGMEC committed to fund $20 million in expenditures over a three-year period ending March 31, 2018. This funding requirement was completed as an amount of $8 million was funded by JOGMEC to March 31, 2016, which was followed by two $6 million tranches spent in each of the following two 12 month periods ending March 31, 2018.

To August 31, 2018 an aggregate total of $61.8 million has been funded by all parties on exploration and engineering on the Waterberg Project. Up until the Waterberg property was held in the Waterberg JV Company, all costs incurred by other parties were treated as recoveries.